UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report: April 4, 2016

(Date of earliest event reported)

Beverly Hills Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-1303802	94-3361244
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8780 19th St. Suite 450
Alta Loma, CA 91701

(Address of principal executive offices) (Zip Code)

(626) 335-7750

(Registrant’s telephone no., including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Beverly Hills Group Inc. (OTC: BHGI) is pleased to announce that it has completed its financial audits for the fiscal year end of both 2013 and 2014.

The company has filed this audit with OTC Markets and it may be viewed on otcmarkets.com.

Beverly Hills Group Inc., a new company since 2014, was raised up from the Grey Sheets during 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 4, 2016	Beverly Hills Group, Inc.

By: /s/Jacob Thomas
Name: Jacob Thomas
Title: Chairman